MERRILL LYNCH
PACIFIC FUND, INC.




FUND LOGO




Annual Report

December 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the quarter ended December 31, 1998, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +19.99%, +19.62%, +19.57% and +19.86%, respectively, underperforming the +27.31% total return for the unmanaged Benchmark Index of Pacific Basin stock markets. This underperformance largely reflects the Fund's underweighting in the smaller Asian stock markets, which rallied appreciably during the period. Our Japanese investments also hindered the Fund's performance during the December quarter, since they underperformed the Japanese stock market as a whole. In addition, the Fund's yen-denominated investments were largely hedged back into US dollars, so the Fund did not benefit from the yen's appreciation relative to the dollar. We discuss the impact of Japanese currency movements on the Fund in the section "Japanese Currency Outlook" in this letter to shareholders.

Although the Fund underperformed relative to the Benchmark Index during the December quarter, it outperformed the Index for the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +8.46%, +7.29%, +7.26% and +8.14%, respectively, compared to a +4.05% return for the Benchmark Index. The Fund's outperformance relative to the Index is primarily attributable to stock selection, with our investments outperforming their respective stock markets for the fiscal year as a whole. In addition, our strategy of hedging the Fund's investments back to the US dollar benefited performance during the first part of the fiscal year. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Japanese Currency Outlook
Most of the Fund's Japanese holdings are in export-oriented stocks-- such as Murata Manufacturing Co., Ltd., Rohm Company, Ltd., Canon, Inc. and Bridgestone Corporation--which are sensitive to currency movements. With their focus on exports, these companies have significant yen-denominated costs and US dollar-denominated revenues. As a result, when the yen is strong relative to other currencies (as during the December quarter), their earnings growth prospects are diminished and their share prices do not perform well compared to Japanese stocks in general. Conversely, when the yen is weak relative to other currencies, the prospects for earnings growth improve for these companies, and they generally tend to outperform other Japanese stocks.

Given our significant investments in export-oriented stocks in Japan, the Fund is likely to provide better relative performance when the yen is weak compared to other currencies. Furthermore, we have also chosen to hedge the Fund's yen exposure to some extent. As a result, when the yen appreciates relative to the US dollar, the Fund does not appreciate as much as it would if the Fund were unhedged.

Despite the yen's recent appreciation and the negative effect that it has had on the Fund's relative performance, we continue to believe that the health of the global economy will be jeopardized if the yen strengthens much more relative to the US dollar. The Japanese economy continues to weaken. Gross domestic product (GDP) is contracting, unemployment is high and rising, corporate profitability is weak, and Japanese banks continue to struggle with an increasing number of non-performing loans. Within this negative environment, Japanese corporations generally appear to lack strategies on how to address their lack of profitability, poor growth prospects and poor competitive positions. Unfortunately, Japan's economic health (or lack of it) also largely determines economic growth in the rest of Asia.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



The only companies in Japan that we believe can significantly grow their businesses are the exporters. There are strong export companies in Japan whose shares we do not own; however, there are probably not more than 20 exporters that we consider superior businesses. Although there are a few superior non-export companies in Japan--Fund holding Ito-Yokado Co., Ltd. is one example--we believe that these 20 companies constitute almost all of the superior Japanese companies.

If the yen continues to strengthen, these exporters will be so negatively impacted that even they could not be regarded as world-class companies. It seems unlikely to us that a major country like Japan--which still has the world's second-largest GDP after the United States--would prolong a situation (that is, allow the yen to continue to strengthen) that would create an extremely difficult environment for its blue-chip companies.

Of course, there are some macroeconomic reasons for the yen to strengthen relative to the US dollar. For example, Japan still has a trade surplus with the United States. However, we believe that this is a structural factor that results from Japan's trade restrictions and the openness of the United States to Japanese imports, rather than actual demand in each country for the other country's goods and services. (The way that trade balances are measured may also exaggerate Japan's trade surplus to some extent.)

Another reason for the yen to strengthen is that it might reflect repatriation of money back into the Japanese bond market. Interest rates on Japanese government bonds rose from less than 1% to over 2% as of December month-end. For Japanese investors in an environment where inflation is non-existent, a 2% interest rate on an investment regarded as without credit risk may be attractive. Japanese government bonds could become even more attractive if interest rates tick up further and there is still no inflation. If these higher interest rates were accompanied by yen strength relative to the US dollar, Japanese investors would likely favor the Japanese government bond market over the US Treasury bond market.

Nevertheless, we believe that it is more important to Japan's economy to maintain its vibrant export businesses. As a result, we believe that the yen is more likely to resume its weakening trend relative to the US dollar rather than continue to strengthen. Accordingly, we continue to hedge a significant portion of our yen-denominated investments back into US dollars.

Adjustments in Benchmark Index
The most noteworthy change for the Merrill Lynch Pacific Fund, Inc. does not relate to any changes in our investment strategy, but to the passive index that we measure our performance against. In the "Recent Performance Results" table (found on page 6 of this report to shareholders), we provide the Fund's performance compared to that of the unmanaged Benchmark Index. This table also shows the capitalization of each component market in this Index, and so represents our assessment of the Fund's investable universe. We provide this information so shareholders can see at a glance what the Fund's geographic allocation would be if we had a neutral opinion on the relative attractiveness of each market, and how the Fund's actual geographic weightings compare to the Benchmark Index weightings. In addition, the table shows how the Fund has performed relative to each market and the Benchmark Index as a whole.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



Since capitalizations of many of our markets declined substantially in 1998 while others increased, we changed the composition of the Benchmark Index. Shareholders will first see this change in the March 31, 1999 report to shareholders. We believe that the revised Benchmark Index will provide a more representative view of the Pacific Basin stock markets. Japan will remain the predominant market in the revised Benchmark Index, and other markets will be increased or decreased based upon December 31, 1998 market capitalizations and their openness to investment. For example, Taiwan is a market that is more open now, with fewer controls for foreign investors. As a result, in 1999 we may seek out attractive investments in countries such as Taiwan, as well as India and South Korea.

In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



February 16, 1999



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +8.46%         +2.77%
Five Years Ended 12/31/98                  +3.71          +2.60
Ten Years Ended 12/31/98                   +6.09          +5.52

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +7.29%         +3.29%
Five Years Ended 12/31/98                  +2.64          +2.64
Ten Years Ended 12/31/98                   +5.01          +5.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +7.26%         +6.26%
Inception (10/21/94)
through 12/31/98                           +1.69          +1.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +8.14%         +2.47%
Inception (10/21/94)
through 12/31/98                           +2.50          +1.20

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific
Region Index. Beginning and ending values are:

                                        12/88            12/98

ML Pacific Fund, Inc.++--
Class A Shares*                        $ 9,475          $17,115

ML Pacific Fund, Inc.++--
Class B Shares*                        $10,000          $16,309

Morgan Stanley Capital International
Pacific Region Index++++               $10,000          $ 6,706


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index.
Beginning and ending values are:

                                       10/21/94**        12/98

ML Pacific Fund, Inc.++--
Class C Shares*                        $10,000          $10,729

ML Pacific Fund, Inc.++--
Class D Shares*                        $ 9,475          $10,510

Morgan Stanley Capital International
Pacific Region Index++++               $10,000          $ 6,818

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The starting date for the Index in the Class C & Class D Shares line graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $18,730.09 on December 31, 1998.


Recent Performance Results
                                                                         Market Performance           Market Capitalization
                                                                  In Local Currency/In US Dollars        (as of 9/30/98)
                                                                     3 Month           12 Month    In US Dollars    % of Total
                                                                     % Change          % Change      (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*        +19.99%(1)        +8.46%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*        +19.62(2)         +7.29(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*        +19.57(3)         +7.26(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*        +19.86(4)         +8.14(4)
Market-Weighted Index**                                               +25.51            +4.28
Benchmark Index***                                                    +27.31            +4.05
   Japan                                                           + 4.16/+25.74      -7.49/+6.87      $1,842         72.6%
   Australia                                                       + 8.75/+12.70      +7.53/+1.30         276         10.9
   Hong Kong                                                       +27.46/+27.48      -6.29/-6.28         293         11.5
   Malaysia                                                        +56.92/+43.58      -1.40/-7.77          41          1.6
   Singapore                                                       +42.88/+45.87      -0.70/+1.32          78          3.1
   Thailand                                                        +40.18/+52.67      -4.53/+25.23          7          0.3

(1)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.543 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.558 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.710 per share ordinary income dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index represents the market-weighted, US dollar-denominated percentage change in each of the individual country indexes as shown in the table (which exclude dividends), using Morgan Stanley Capital International data. September 30, 1998 market weights are used for the 3-month results, and December 31, 1997 market weights are used for the 12-month results.
***Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Tokyo Stock Exchange Index, 7% Australia All Ordinaries Index, 14% Hang Seng Index (Hong Kong), 5% Kuala Lumpur Stock Exchange Composite Index (Malaysia), 4% DBS 50 Index (Singapore), and 2% SET (Thailand). The Benchmark Index represents the percentage change in each of these indexes in US dollar terms (excluding dividends), multiplied by the market weights shown.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998

SCHEDULE OF INVESTMENTS
                           Shares                                                                        Value      Percent of
Industry                    Held                  Investments                              Cost        (Note 1a)    Net Assets

Japan
Automobile                2,951,000    Suzuki Motor Corp.                            $   33,878,854   $   35,071,752    3.2%

Beverage                    380,000    Chukyo Coca-Cola Bottling Co., Ltd.                5,420,506        3,292,772    0.3
                            424,000    Hokkaido Coca-Cola Bottling Co., Ltd.              6,399,350        4,004,967    0.4
                            386,000    Kinki Coca-Cola Bottling Co., Ltd.                 7,430,096        5,272,195    0.5
                            476,000    Mikuni Coca-Cola Bottling Co., Ltd.                8,487,431       10,195,477    0.9
                            517,000    Sanyo Coca-Cola Bottling Co., Ltd.                 7,028,799        6,190,244    0.6
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       28,955,655    2.7

Chemicals                 1,314,000    Shin-Etsu Chemical Co., Ltd.                      25,333,563       31,699,157    2.9

Consumer Electronics        529,500    Sony Corporation                                  49,089,664       38,649,978    3.5

Containers                1,766,000    Toyo Seikan Kaisha, Ltd.                          49,371,128       30,041,579    2.8

Electric Construction     1,887,000    Chudenko Corp.                                    55,433,121       40,334,102    3.7
                          2,862,000    Kinden Corporation                                46,023,681       43,609,011    4.0
                          1,232,000    Taihei Dengyo Kaisha, Ltd.                        24,789,475        4,206,829    0.4
                                                                                     --------------   --------------  ------
                                                                                        126,246,277       88,149,942    8.1

Electric Equipment        1,602,000    Murata Manufacturing Co., Ltd.                    57,859,465       66,637,517    6.1
                            385,000    Rohm Company, Ltd.                                22,154,489       35,136,585    3.2
                                                                                     --------------   --------------  ------
                                                                                         80,013,954      101,774,102    9.3

Office Equipment          2,898,000    Canon, Inc.                                       52,457,929       62,072,461    5.7

Pharmaceuticals           1,927,000    Yamanouchi Pharmaceutical Co., Ltd.               51,438,763       62,210,909    5.7

Property & Casualty       9,351,000    Dai-Tokyo Fire & Marine Insurance Co., Ltd.       55,540,249       33,174,279    3.0
Insurance                 4,492,000    Fuji Fire & Marine Insurance Co., Ltd.            16,261,457        8,764,878    0.8
                          7,539,000    Koa Fire & Marine Insurance Co., Ltd.             45,292,612       23,469,525    2.2
                          8,191,000    Nichido Fire & Marine Insurance Co., Ltd.         46,307,188       40,319,335    3.7
                          6,908,000    Sumitomo Marine & Fire Insurance Co., Ltd.        56,930,529       43,868,098    4.0
                          3,563,000    Tokio Marine & Fire Insurance Co., Ltd.           37,506,726       42,661,197    3.9
                                                                                     --------------   --------------  ------
                                                                                        257,838,761      192,257,312   17.6

Retailing                   792,000    Ito-Yokado Co., Ltd.                              42,846,103       55,492,683    5.1
                            364,000    Sangetsu Co., Ltd.                                 8,382,717        5,455,964    0.5
                                                                                     --------------   --------------  ------
                                                                                         51,228,820       60,948,647    5.6

Telecommunications              552    NTT Mobile Communication Network, Inc. (b)        18,214,739       22,765,410    2.1

Tires & Rubber            1,460,000    Bridgestone Corporation                           24,961,990       33,214,191    3.1

                                       Total Investments in Japan                       854,840,624      787,811,095   72.3


Australia

Leisure                  14,055,889    Village Roadshow Ltd. 'A' (Preferred)             31,688,289       17,585,773    1.6

Property                  5,856,000    Lend Lease Corp.                                  40,436,248       79,012,666    7.3

                                       Total Investments in Australia                    72,124,537       96,598,439    8.9


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                        Value      Percent of
Industry                    Held                  Investments                              Cost        (Note 1a)    Net Assets

Hong Kong
Banking                   1,315,228    HSBC Holdings plc                             $   31,159,579   $   32,766,526    3.0%

Conglomerates             9,929,035    Hutchison Whampoa Limited                         75,105,658       70,171,897    6.5

                                       Total Investments in Hong Kong                   106,265,237      102,938,423    9.5


India

Banking                   3,257,000    Industrial Development Bank of India              11,173,586        2,798,624    0.2

Broadcast/Media             620,000  ++BITV                                               3,557,823                0    0.0

Diversified Mutual            2,300  ++UTI Master Plus 91-B                                     771              922    0.0
Funds

Financial Services           77,300    Housing Development Finance Corporation
                                       Limited                                            6,255,618        3,969,780    0.4

                                       Total Investments in India                        20,987,798        6,769,326    0.6


New Zealand

Diversified              31,103,606    Guinness Peat Group plc                           20,761,901       27,087,197    2.5

                                       Total Investments in New Zealand                  20,761,901       27,087,197    2.5


Singapore

Airlines                  1,308,000    Singapore Airlines Ltd. 'Foreign'                  6,097,449        9,600,728    0.9

Banking                   5,820,000    Oversea-Chinese Banking Corporation Ltd.
                                       'Foreign'                                         27,495,186       39,541,401    3.6

                                       Total Investments in Singapore                    33,592,635       49,142,129    4.5


South Korea

Banking                     462,360    Hana Bank (GDR)(a)                                 7,001,895        5,837,295    0.5

                                       Total Investments in South Korea                   7,001,895        5,837,295    0.5


Thailand

Broadcast/Media           2,192,000    BEC World Public Company Limited `Foreign'        17,579,558       12,093,793    1.1

                                       Total Investments in Thailand                     17,579,558       12,093,793    1.1


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)
                            Face                                                                          Value    Percent of
                           Amount                  Investments                              Cost        (Note 1a)  Net Assets
Short-Term Securities

Commercial         US$   15,075,000    General Motors Acceptance Corp., 5.13% due
Paper*                                 1/04/1999                                     $   15,068,555   $   15,068,555    1.4%

                                       Total Investments in Short-Term Securities        15,068,555       15,068,555    1.4


Currency Put Options Purchased

                     Nominal Value                                                      Premiums
                   Covered by Options                    Issue                            Paid

                   US$  224,625,000    Japanese Yen, expiring February 1999
                                       at YEN 130.5                                       6,705,056          179,700    0.0

                                       Total Currency Put Options Purchased               6,705,056          179,700    0.0

Total Investments                                                                    $1,154,927,796    1,103,525,952  101.3
                                                                                     ==============
Liabilities In Excess of Other Assets                                                                     (2,656,080)  (0.3)

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                          (11,098,590)  (1.0)
                                                                                                      --------------  ------
Net Assets                                                                                            $1,089,771,282  100.0%
                                                                                                      ==============  ======

(a)Global Depositary Receipts (GDR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of December 31, 1998 were as follows:

                                                            Unrealized
                                                           Appreciation
   Foreign                         Expiration             (Depreciation)
   Currency Purchased                 Date                  (Note 1b)

   YEN  774,092,319               October 1999            $    198,180

   (US$ Commitment--$6,936,311)                                198,180
                                                          ------------
   Foreign Currency Sold
   YEN  33,233,199,600            October 1999             (11,296,770)

   (US$ Commitment--$295,000,000)                          (11,296,770)
                                                          ------------

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts--Net                $(11,098,590)
                                                          ============

 ++Non-income producing security.


   See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1998
Assets:             Investments, at value (identified cost--$1,148,222,740) (Note 1a)                     $1,103,346,252
                    Options purchased, at value (premiums paid--$6,705,056)
                    (Notes 1a & 1b)                                                                              179,700
                    Foreign cash (Note 1c)                                                                     2,260,480
                    Receivables:
                      Securities sold                                                    $    1,483,064
                      Capital shares sold                                                       992,330
                      Dividends                                                                 406,379        2,881,773
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          40,312
                                                                                                          --------------
                    Total assets                                                                           1,108,708,517
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                 11,098,590
                    Payables:
                      Capital shares redeemed                                                 5,912,655
                      Investment adviser (Note 2)                                               568,123
                      Distributor (Note 2)                                                      488,959        6,969,737
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       868,908
                                                                                                          --------------
                    Total liabilities                                                                         18,937,235
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,089,771,282
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,550,177
                    Class B Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          2,921,297
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            323,387
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            554,594
                    Paid-in capital in excess of par                                                       1,250,139,205
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (104,294,105)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (62,423,273)
                                                                                                          --------------
                    Net assets                                                                            $1,089,771,282
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $449,725,105 and 25,501,766 shares
                             outstanding                                                                  $        17.64
                                                                                                          ==============
                    Class B--Based on net assets of $489,047,081 and 29,212,972 shares
                             outstanding                                                                  $        16.74
                                                                                                          ==============
                    Class C--Based on net assets of $53,115,863 and 3,233,868 shares
                             outstanding                                                                  $        16.42
                                                                                                          ==============
                    Class D--Based on net assets of $97,883,233 and 5,545,940 shares
                             outstanding                                                                  $        17.65
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1998
Investment          Dividends (net of $1,311,072 foreign withholding tax)                                 $   17,218,690
Income              Interest and discount earned (net of $7,655 foreign
(Notes 1d & 1e):    withholding tax)                                                                           2,016,547
                                                                                                          --------------
                    Total income                                                                              19,235,237
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    8,081,341
                    Account maintenance and distribution fees--Class B (Note 2)               6,160,775
                    Transfer agent fees--Class B (Note 2)                                     1,337,517
                    Transfer agent fees--Class A (Note 2)                                     1,002,596
                    Custodian fees                                                              734,460
                    Account maintenance and distribution fees--Class C (Note 2)                 633,154
                    Account maintenance fees--Class D (Note 2)                                  281,408
                    Transfer agent fees--Class D (Note 2)                                       201,700
                    Printing and shareholder reports                                            165,187
                    Transfer agent fees--Class C (Note 2)                                       140,968
                    Registration fees (Note 1f)                                                 129,804
                    Accounting services (Note 2)                                                112,325
                    Professional fees                                                            93,210
                    Directors' fees and expenses                                                 38,029
                    Pricing fees                                                                  4,026
                    Other                                                                        39,535
                                                                                         --------------
                    Total expenses                                                                            19,156,035
                                                                                                          --------------
                    Investment income--net                                                                        79,202
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      (72,597,133)
(Loss) on             Foreign currency transactions--net                                     47,622,266      (24,974,867)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      163,241,357
(Notes 1b, 1c,        Foreign currency transactions--net                                    (59,055,593)     104,185,764
1d & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     79,210,897
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   79,290,099
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                             1998            1997
Operations:         Investment income (loss)--net                                        $       79,202   $   (5,278,859)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (24,974,867)     212,231,176
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      104,185,764     (339,605,598)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               79,290,099     (132,653,281)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (37,819)              --
Shareholders          Class B                                                                   (30,572)              --
(Note 1g):            Class C                                                                    (3,473)              --
                      Class D                                                                    (7,338)              --
                    In excess of investment income--net:
                      Class A                                                               (19,464,054)     (27,000,302)
                      Class B                                                               (15,734,354)     (31,032,915)
                      Class C                                                                (1,787,636)      (3,030,621)
                      Class D                                                                (3,776,752)      (5,689,871)
                    Realized gain on investments--net:
                      Class A                                                                        --      (60,379,477)
                      Class B                                                                        --      (94,138,978)
                      Class C                                                                        --       (8,987,943)
                      Class D                                                                        --      (13,553,109)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (40,841,998)    (243,813,216)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (454,290,751)    (213,542,368)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total decrease in net assets                                           (415,842,650)    (590,008,865)
                    Beginning of year                                                     1,505,613,932    2,095,622,797
                                                                                         --------------   --------------
                    End of year                                                          $1,089,771,282   $1,505,613,932
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A++
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1998        1997        1996        1995        1994
Per Share           Net asset value, beginning of year       $    16.97  $    21.58  $    22.16  $    21.12   $    21.21
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .10         .08         .11         .11          .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              1.33       (1.48)       1.21        1.61          .50
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.43       (1.40)       1.32        1.72          .60
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --++++      --          --          --           --
                      In excess of investment income--net          (.76)       (.99)      (1.22)         --         (.22)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.55)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.13)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.76)      (3.21)      (1.90)       (.68)        (.69)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    17.64  $    16.97  $    21.58  $    22.16   $    21.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            8.46%      (6.35%)      6.09%       8.20%        2.90%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .88%        .87%        .87%        .93%         .91%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .57%        .37%        .47%        .53%         .47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  449,725  $  537,671  $  642,523  $  607,598   $  587,107
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.26%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B++
                                                                           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1998        1997        1996        1995       1994
Per Share           Net asset value, beginning of year       $    16.11  $    20.59  $    21.22  $    20.27   $    20.41
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.08)       (.14)       (.13)       (.10)        (.12)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              1.25       (1.39)       1.17        1.53          .49
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.17       (1.53)       1.04        1.43          .37
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --++++      --          --          --           --
                      In excess of investment income--net          (.54)       (.73)       (.99)         --         (.04)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.38)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.10)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.54)      (2.95)      (1.67)       (.48)        (.51)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    16.74  $    16.11  $    20.59  $    21.22   $    20.27
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            7.29%      (7.31%)      5.00%       7.10%        1.87%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.92%       1.90%       1.90%       1.96%        1.94%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.50%)      (.66%)      (.56%)      (.50%)       (.56%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  489,047  $  775,068  $1,217,549  $1,041,763   $  915,351
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.26%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                   Class C++++++
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                       For the Year Ended                1994++ to
                                                                                December 31,                    Dec. 31,
Increase (Decrease) in Net Asset Value:                          1998        1997       1996         1995         1994
Per Share           Net asset value, beginning of period     $    15.83  $    20.30  $    20.97  $    20.12   $    21.67
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.08)       (.14)       (.13)       (.12)        (.03)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              1.23       (1.36)       1.16        1.53         (.86)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.15       (1.50)       1.03        1.41         (.89)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --++++      --          --          --           --
                      In excess of investment income--net          (.56)       (.75)      (1.02)         --         (.19)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.45)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.11)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.56)      (2.97)      (1.70)       (.56)        (.66)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    16.42  $    15.83  $    20.30  $    20.97   $    20.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            7.26%      (7.28%)      5.00%       7.07%       (4.04%)+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.92%       1.90%       1.91%       1.97%        2.17%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.50%)      (.67%)      (.58%)      (.59%)       (.79%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $   53,116  $   73,656  $   98,925  $   46,092   $    7,841
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.26%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
              ++++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                    Class D++++++
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                       For the Year Ended                1994++ to
                                                                                December 31,                    Dec. 31,
Increase (Decrease) in Net Asset Value:                          1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    16.98  $    21.57  $    22.14  $    21.11   $    22.70
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .05         .03         .04         .07           --
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              1.33       (1.47)       1.23        1.60         (.91)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.38       (1.44)       1.27        1.67         (.91)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --++++      --          --          --           --
                      In excess of investment income--net          (.71)       (.93)      (1.16)         --         (.21)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.51)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.13)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.71)      (3.15)      (1.84)       (.64)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    17.65  $    16.98  $    21.57  $    22.14   $    21.11
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            8.14%      (6.55%)      5.84%       7.95%       (3.93%)+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.13%       1.12%       1.12%       1.18%        1.42%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .29%        .11%        .16%        .31%         .12%*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $   97,883   $ 119,219  $  136,626  $   97,946   $   22,012
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.26%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
              ++++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $40,762,796 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%         0.75%
Class C                               0.25%         0.75%
Class D                               0.25%           --



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                              $ 3,973       $ 35,403
Class D                              $30,138       $244,072


For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $2,127,335 and $46,954 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $105,255 and $50,000 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $124,872 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $156,519,265 and $589,637,385, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

                                 Realized Gains        Unrealized
                                     (Losses)        Gains (Losses)
Investments:
  Long-term                      $ (73,511,301)     $ (44,876,488)
  Options written                      914,168                 --
                                 -------------      -------------
Total investments                  (72,597,133)       (44,876,488)
                                 -------------      -------------
Currency transactions:
  Options purchased                 (2,249,815)        (6,525,356)
  Foreign currency
  transactions                      49,872,081             77,161
  Forward foreign exchange
  contracts                                 --        (11,098,590)
                                 -------------      -------------
Total currency transactions         47,622,266        (17,546,785)
                                 -------------      -------------
Total                            $ (24,974,867)     $ (62,423,273)
                                 =============      =============


As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $46,657,210, of which $142,294,872 related to appreciated securities and $188,952,082 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $1,150,003,462.

Transactions in options written for the year ended December 31, 1998 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of year                 --             --
Options written                     5,294,441   $    914,168
Options expired                    (5,294,441)      (914,168)
                                 ------------   ------------
Outstanding call options
written, end of year                       --   $         --
                                 ============   ============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $454,290,751 and $213,542,368 for the years ended December 31, 1998 and December 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                        Dollar
Ended December 31, 1998              Shares        Amount

Shares sold                        21,360,897  $ 371,499,972
Shares issued to shareholders
in reinvestment of dividends        1,007,319     17,708,664
                                -------------  -------------
Total issued                       22,368,216    389,208,636
Shares redeemed                   (28,551,582)  (487,957,041)
                                -------------  -------------
Net decrease                       (6,183,366) $ (98,748,405)
                                =============  =============



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                        Dollar
Ended December 31, 1997              Shares        Amount

Shares sold                        14,127,645  $ 327,775,139
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,661,662     78,315,908
                                -------------  -------------
Total issued                       18,789,307    406,091,047
Shares redeemed                   (16,882,980)  (377,134,106)
                                -------------  -------------
Net increase                        1,906,327  $  28,956,941
                                =============  =============


Class B Shares for the Year                        Dollar
Ended December 31, 1998              Shares        Amount

Shares sold                         6,513,095  $ 108,012,258
Shares issued to shareholders
in reinvestment of dividends          798,549     13,327,783
                                -------------  -------------
Total issued                        7,311,644    121,340,041
Automatic conversion of
shares                               (988,935)   (15,920,268)
Shares redeemed                   (25,228,647)  (412,142,288)
                                -------------  -------------
Net decrease                      (18,905,938) $(306,722,515)
                                =============  =============


Class B Shares for the Year                        Dollar
Ended December 31, 1997              Shares        Amount

Shares sold                        14,830,822  $ 331,048,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,717,128    107,138,188
                                -------------  -------------
Total issued                      21,547,950     438,186,836
Automatic conversion of
shares                               (811,495)   (17,665,750)
Shares redeemed                   (31,761,943)  (669,542,234)
                                -------------  -------------
Net decrease                      (11,025,488) $(249,021,148)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         2,901,093  $  47,238,874
Shares issued to shareholders
in reinvestment of dividends           94,275      1,544,218
                                -------------  -------------
Total issued                        2,995,368     48,783,092
Shares redeemed                    (4,415,157)   (71,183,999)
                                -------------  -------------
Net decrease                       (1,419,789) $ (22,400,907)
                                =============  =============


Class C Shares for the Year                        Dollar
Ended December 31, 1997              Shares        Amount

Shares sold                         6,025,528  $ 129,855,715
Shares issued to shareholders
in reinvestment of dividends
and distributions                     670,250     10,502,817
                                -------------  -------------
Total issued                        6,695,778   140,358,532
Shares redeemed                    (6,914,495)  (146,099,256)
                                -------------  -------------
Net decrease                         (218,717) $  (5,740,724)
                                =============  =============


Class D Shares for the Year                        Dollar
Ended December 31, 1998              Shares        Amount

Shares sold                         7,661,092  $ 132,326,874
Shares issued to shareholders
in reinvestment of dividends          186,188      3,275,058
Automatic conversion of
shares                                935,297     15,920,268
                                -------------  -------------
Total issued                        8,782,577    151,522,200
Shares redeemed                   (10,259,671)  (177,941,124)
                                -------------  -------------
Net decrease                       (1,477,094) $ (26,418,924)
                                =============  =============


Class D Shares for the Year                        Dollar
Ended December 31, 1997              Shares        Amount

Shares sold                         6,780,045  $ 155,519,039
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,234     16,948,419
Automatic conversion of
shares                                771,378     17,665,750
                                -------------  -------------
Total issued                        8,559,657    190,133,208
Shares redeemed                    (7,870,337)  (177,870,645)
                                -------------  -------------
Net increase                          689,320  $  12,262,563
                                =============  =============


5. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $100,857,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 18, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Pacific Fund, Inc. during the year ended
December 31, 1998:

                                Non-Qualifying                                  Foreign Taxes
Record             Payable         Domestic        Foreign          Total          Paid or
Date                 Date      Ordinary Income  Source Income  Ordinary Income     Withheld
Class A Shares
12/17/98           12/28/98       $0.547830       $0.215309       $0.763139       $0.020858

Class B Shares
12/17/98           12/28/98       $0.390067       $0.153304       $0.543371       $0.020858

Class C Shares
12/17/98           12/28/98       $0.400474       $0.157394       $0.557868       $0.020858

Class D Shares
12/17/98           12/28/98       $0.509938       $0.200415       $0.710353       $0.020858


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



PORTFOLIO INFORMATION (unaudited)


As of December 31, 1998
                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Lend Lease Corp.                                   7.3 %
Hutchison Whampoa Limited                          6.5
Murata Manufacturing Co., Ltd.                     6.1
Yamanouchi Pharmaceutical Co., Ltd.                5.7
Canon, Inc.                                        5.7
Ito-Yokado Co., Ltd.                               5.1
Sumitomo Marine & Fire Insurance Co., Ltd.         4.0
Kinden Corporation                                 4.0
Tokio Marine & Fire Insurance Co., Ltd.            3.9
Chudenko Corp.                                     3.7

                                               Percent of
Ten Largest Industries                         Net Assets

Property & Casualty Insurance                     17.6 %
Electric Equipment                                 9.3
Electric Construction                              8.1
Banking                                            7.3
Property                                           7.3
Conglomerates                                      6.5
Pharmaceuticals                                    5.7
Office Equipment                                   5.7
Retailing                                          5.6
Consumer Electronics                               3.5




Equity Portfolio Changes
For the Quarter Ended December 31, 1998


Addition

NTT Mobile Communication Network, Inc.

Deletions

NEC Corporation
Sankyo Co., Ltd.



Merrill Lynch Pacific Fund, Inc.
December 31, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863